EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. Section 1350

I, Rahul Sen Gupta, Chief Financial Officer of Manas Petroleum Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-QSB/A of the Company for the quarter ended June 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 17, 2008

/s/ Rahul Sen Gupta
Rahul Sen Gupta
Chief Financial Officer